As filed with the Securities and Exchange Commission on June 6, 2005

File Nos. 333-92935 and 811-09729

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 37	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 37	☒

(Check appropriate box or boxes)

iShares® Trust

(Exact Name of Registrant as Specified in Charter)

c/o Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 597-2000

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copies to:

W. JOHN MCGUIRE, ESQ. MORGAN, LEWIS & BOCKIUS LLP 1111 PENNSYLVANIA AVE., N.W. WASHINGTON, D.C. 20004	RICHARD MORRIS, ESQ. BARCLAYS GLOBAL INVESTORS N.A. 45 FREMONT STREET SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.

iShares®

iShares Trust

iShares Trust consists of over 70 separate investment portfolios called “Funds.” The Fund described in this Prospectus seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Microcap™ Index, an equity index compiled by Frank Russell Company (the “Index Provider”). This Prospectus relates solely to the iShares Russell Microcap™ Index Fund (the “Fund”). Barclays Global Fund Advisors (“BGFA”) is the investment adviser to the Fund.

iShares Trust (the “Trust”) is a registered investment company. The shares of the Trust are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange. Market prices for the Fund’s shares may be different from its net asset value per share (“NAV”). The Fund has its own CUSIP number and exchange trading symbol.

The Fund issues and redeems shares at NAV only in blocks of [50,000] shares or multiples thereof (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated              2005

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Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in the iShares® Funds. It contains important facts about the Trust as a whole and the iShares Russell Microcap™ Index Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

The Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its “Underlying Index”). The Fund’s Underlying Index, the Russell Microcap™ Index, was developed by Frank Russell Company.

Frank Russell Company (“Frank Russell”), a global leader in multi-manager investing, provides investment products and services in more than 35 countries. Russell manages $131.2 billion in assets and advises clients worldwide representing $1.8 trillion. Founded in 1936, Frank Russell is a subsidiary of Northwestern Mutual and is headquartered in Tacoma, Washington.

BGFA, the investment adviser to the Fund, is a subsidiary of Barclays Global Investors, N.A. (“BGI”). BGFA and its affiliates are not affiliated with the Index Provider.

The Principal Investment Strategies and the Principal Risk Factors sections discuss the principal strategies and risks applicable to the Fund, while the Description of the iShares Russell Microcap™ Index Fund section provides important information about the Fund, including a brief description of the Underlying Index and principal risks specific to the Fund.

Investment Objective

The iShares Russell Microcap™ Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Microcap™ Index. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

BGFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the markets it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate some of the risks of active management, such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will invest at least 90% of its assets in the securities of its Underlying Index or in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”) representing securities in the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in securities not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

® iShares is a registered trademark of Barclays Global Investors, N.A.

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Representative Sampling

BFGA uses a Representative Sampling strategy to manage the Fund. “Representative Sampling” is investing in a representative sample of securities in the Fund’s Underlying Index, which has a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. That means that the Fund generally will not hold all of the securities that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between the Fund’s performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called “tracking error.” A Fund using a Representative Sampling strategy can be expected to have a greater tracking error than a Fund using a Replication strategy. Replication is a strategy in which a Fund invests in substantially all of the securities in its Underlying Index in approximately the same proportions as in the Underlying Index.

Industry Concentration Policy

The Fund will not concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries, except that the Fund will concentrate its investments to approximately the same extent that its Underlying Index is so concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors

The Fund is subject to the principal risks described below. Additional principal risks associated with the Fund are discussed in the Description of the iShares Russell Microcap™ Index Fund section. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

The Fund’s NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Asset Class Risk

The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Passive Investments

The Fund is not actively managed. The Fund may be affected by a general decline in the U.S. or foreign market segments relating to its Underlying Index. The Fund invests in the securities included in, or representative of, its Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

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Concentration

If the Underlying Index of the Fund concentrates in a particular industry, group of industries or sector, the Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, if the Fund concentrates in a single industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Derivatives

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index future contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Tracking Error Risk

Imperfect correlation between the Fund’s securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory policies may cause the Fund’s performance to not match the performance of its Underlying Index. This is called “tracking error.” Tracking error may also result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses.

Management Risk

Because the Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index, the Fund is subject to management risk. This is the risk that BGFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Trading Risks

Absence of Prior Active Market

Although the shares of the Fund described in this Prospectus are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below its NAV. The per share NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained.

Lack of Governmental Insurance or Guarantee

An investment in the Fund is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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Description of the iShares Russell Microcap™ Index Fund

■	iShares Russell Microcap™ Index Fund

“Russell Microcap™ Index” is a trademark of Frank Russell Company and has been licensed for use for certain purposes by BGI. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representations regarding the advisability of investing in shares of the Trust.

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iShares Russell Microcap™ Index Fund

Cusip:

Trading Symbol:

Underlying Index: Russell Microcap™ Index

Investment Objective

The iShares Russell Microcap™ Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Microcap™ Index (the “Index”). The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategy

The Index measures the microcap sector of the U.S. equity market. It is a capitalization-weighted index consisting of the 1,000 smallest companies in the Russell 3000 Index plus the next smallest 1,000 companies in the equity universe as determined by Frank Russell. Currently, the Index includes companies ranking in total market capitalization from approximately $60 million to $550 million, though these amounts may change from time to time. The Index represents approximately 3% of the market capitalization of listed U.S. equities. The Fund uses a Representative Sampling strategy to try to track the Index.

The Fund’s top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to Fund

■	The stocks in the Index may underperform fixed income investments and stock market investments that track other markets, segments or sectors.

■	Microcap companies may be less financially secure than larger, more established companies.

■	Microcap companies may rely on a small number of key personnel and thus are more vulnerable to personnel losses.

■	Microcap companies generally have less diverse product lines than larger capitalization companies and thus are more susceptible to adverse developments concerning their products.

■	Microcap stock prices may be more volatile than those of larger companies and thus the Fund’s share price may increase or decline by a greater percentage than those of funds that invest in stocks of larger companies.

■	Microcap stocks may be thinly traded and thus may be difficult for the Fund to buy and sell.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

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Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)	None
Annual Fund Operating Expenses
(expenses that are deducted from the Fund’s assets)**
Management Fees	%
Distribution and Service (12b-1) Fees	None
Other Expenses***	None
Total Annual Fund Operating Expenses	%

*	You will incur customary brokerage commissions when buying or selling shares of the Fund.

**	Expressed as a percentage of average net assets.

***	The Trust’s Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year	3 Years
$	$

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in blocks of [50,000] shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $             is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of              was $            . An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption transaction fee of $             on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $             and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $             if the Creation Unit is redeemed after one year and $             if the Creation Unit is redeemed after three years.

*	See the Transaction Fees section at the end of this Prospectus. If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

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Management

Investment Adviser

As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA’s extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

BGFA is entitled to receive management fees from the Fund based on a percentage of the Fund’s average daily net assets, as shown in the following table.

iShares Index Fund	Management Fee
iShares Russell Microcap™ Index Fund	%	*

*	Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BGFA will be paid.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. As of March 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $             trillion. BGI, BGFA, Barclays Global Investor Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

Portfolio Managers

Ed Corallo and Patrick O’Connor (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the iShares Russell Microcap™ Index Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Ed Corallo is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P Index Funds and Russell Index Funds for six years.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P Index Funds and Russell Index Funds for six years.

The Russell Index Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and each Portfolio Manager’s ownership of shares in the Funds for which they serve as Portfolio Manager.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company (“Investors Bank”) is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website www.iShares.com.

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Buying and Selling Shares

Shares of the Fund trade on national securities exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board of Trustees has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

Shares of the Fund trade under the trading symbols listed in the Description of the iShares Russell Microcap™ Index Fund section.

The Fund included in this Prospectus is listed on the [Listing Exchange]. The [Listing Exchange] is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the Funds.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers, such as Bloomberg. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

Investors Bank calculates the NAV for the Fund as of the close of regular trading (normally 4:00 p.m. Eastern time) every day that the [Listing Exchange] is open for trading. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. In calculating the Fund’s NAV, the Fund’s investments are valued primarily on the basis of market prices. In the event that a market price for an investment is not available or is not reliable, the investment will be valued using fair value pricing in accordance

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with BGI’s pricing policy, as approved by the Board of Trustees. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the Fund’s shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase the Fund’s shares.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser.

Dividends and Distributions

The Fund pays out dividends to investors at least annually. The Fund distributes its net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

■	The Fund makes distributions, and

■	You sell shares.

Taxes on Distributions

Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that for taxable years of the Fund beginning after December 31, 2004, but not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to such U.S. withholding tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

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Taxes When Shares are Sold

Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions

The shares that trade in the secondary market are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units, each of which consists of [200,000] shares or multiples thereof. Each “creator” enters into an authorized participant agreement with SEI Investments Distribution Co. (“SEI”), the Fund’s distributor, and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can only be redeemed in a specified number of Creation Units principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an agreement with SEI with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.

Transaction Fees

The Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Purchasers and redeemers of Creation Units of shares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees for creations and redemptions in kind for the Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional variable charge of up to a maximum of four times the amount shown below under “Maximum Creation/Redemption Transaction Fee.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of                     , the approximate value of one Creation Unit per Fund, including the standard creation and redemption transaction fee.

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Name of Fund	Approximate Value of a Creation Unit	Standard Creation/ Redemption Transaction Fee	Maximum Creation/ Redemption Transaction Fee
iShares Russell Microcap™ Index Fund	$	$	$

Householding

Householding is an option available to certain investors of the iShares Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the iShares Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Distribution

SEI Investments Distribution Co. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Financial Highlights

Financial highlights for the Fund are not presented because, as of the date of this Prospectus, the Fund had no financial information to report.

Index Provider

Frank Russell Company is an investment services firm offering a variety of investment management products and services. The family of indices created by Frank Russell Company includes the Russell 1000®, Russell 2000®, Russell 3000®, as well as mid-capitalization, value, and growth style indices. Frank Russell Company and Mellon Bank Corporation, parent holding company of Pittsburgh and Boston-based Mellon Trust, operate a joint venture known as Russell/Mellon Analytical Services LLC. Russell/Mellon Analytical Services provides the financial community with financial information and analytical services and calculates the underlying data in the Russell Indices. Frank Russell Company is not affiliated with the Trust, BGI, BGFA, Investors Bank, the Distributor or the [Listing Exchange]

BGI has entered into a license agreement with Frank Russell Company to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The iShares Russell Microcap™ Index Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company. Frank Russell Company makes no representation or warranty, express or implied, to the owners of the shares of the Trust or to any member of the public regarding the advisability of owning or trading in shares of the Trust or the ability of the Russell Index to track general stock market performance. Frank Russell Company is the licensor of certain trademarks, service marks, and trade names. The Russell Index on which the Fund is based is determined, composed, and calculated by Frank Russell Company without regard to the Fund, BGI or BGFA. Frank Russell Company has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Index. Frank Russell Company is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Frank Russell Company has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Frank Russell Company obtains information for inclusion or use in the calculation of the Russell Index from sources that Frank Russell Company considers reliable, Frank Russell Company does not guarantee the accuracy and/or the completeness of the Russell Index or any data included therein. Frank Russell Company shall have no liability for any errors, omissions, or interruptions therein. Frank Russell Company makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Russell Indices or any data included therein. Frank Russell Company makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Index or any data included therein. Without limiting any of the foregoing, in no event shall Frank Russell Company have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Frank Russell Company and BGI and BGFA.

Shares of the Trust are not sponsored, endorsed or promoted by the [Listing Exchange]. The [Listing Exchange] makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Frank Russell Company without regard to any Fund. The [Listing Exchange] is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The [Listing Exchange] has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The [Listing Exchange] does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The [Listing Exchange] makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Trust, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The [Listing Exchange] makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the [Listing Exchange] have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Fund, to the owners of the shares of the Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Copies of the Prospectus and SAI can be found on our website at www.iShares.com. For more detailed information about the Trust and shares of the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have questions about the Fund or shares of the Trust or you wish to obtain the SAI, free of charge, please:

Call:	1-800-iShares
Monday through Friday
8:00 a.m. to 8:00 p.m. (Eastern time)

Write:	iShares Trust
c/o SEI Investments Distribution Co.
1 Freedom Valley Drive
Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No. 811-09729

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The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.

iShares® Trust

Statement of Additional Information

Dated                     , 2005

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus for the iShares Russell Microcap™ Index Fund, which is a series of iShares Trust (the “Trust”) as such Prospectus may be revised from time to time.

iShares Russell Microcap™ Index Fund

The current Prospectus for the iShares Russell Microcap™ Index Fund is dated                     , 2005 (the “Prospectus”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (“SEI” or the “Distributor”), at 1 Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares or visiting www.ishares.com. ®iShares is a registered trademark of Barclays Global Investors, N.A.

i

General Description of the Trust and its Funds

The iShares Trust (the “Trust”) currently consists of over 70 investment portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the iShares Russell Microcap™ Index Fund (the “Fund”).

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”) representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors (“BGFA”), a subsidiary of Barclays Global Investors, N.A. (“BGI”).

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the applicable Prospectus and this SAI are listed and traded on national securities exchanges such as the American Stock Exchange (“AMEX”), the Chicago Board Options Exchange (“CBOE”) or the New York Stock Exchange, Inc. (“NYSE”). iShares also may be listed on certain non-U.S. exchanges, such as the Singapore Exchange (“SGX”) and the German Stock Exchange (“DAX”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally [50,000] or multiples thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the applicable Prospectus in the Shareholder Information section. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of the Fund are listed on a Listing Exchange and trade throughout the day on this Listing Exchange and other secondary markets. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Diversification. The iShares Russell Microcap™ Index Fund is a diversified fund. With respect to 75% of the Fund’s total assets, a diversified fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of a diversified fund’s total assets may be invested in any manner.

A “non-diversified” classification means that a fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer or the percentage of an issuer’s outstanding voting securities that may be acquired. The securities of a particular issuer may dominate the Underlying Index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject its shares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified funds may concentrate their investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees. BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC that permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Fund is permitted to invest in shares of money market funds affiliated with BGFA.

Investment Companies, REITs. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company;

(ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. The Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund.

Foreign Securities. The Fund may purchase publicly traded common stocks of foreign corporations. To the extent the fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of ADRs, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange or the Nasdaq Stock Market, Inc. (“Nasdaq”), and to the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored, however a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that are rated in accordance with Rule 2a-7 under the 1940 Act; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches).

Futures and Options. The Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin”, to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the applicable Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks. A discussion of some of the risks associated with an investment in the Fund is contained in the applicable Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general, and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Trust). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Investments are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. Certain iShares Funds invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in the investor’s home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulation and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Proxy Voting Policy

The Trust, on behalf of the Fund, has adopted as its proxy voting policies for the Fund the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BGFA’s role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The Fund generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	The Fund generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available: (i) without charge, upon request, by calling 1-800-iShares or through the Fund’s website at www.iShares.com: and (ii) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s Board of Trustees has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (b) does not put the interests of the Fund’s investment adviser (the “BGFA” or “Investment Adviser”), the Fund’s distributor (the “Distributor”), or any affiliated person of the Fund, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (c) above include National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as “Creation Units”) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”), and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Investment Adviser and other service providers, such as the Fund’s administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the iShares Funds’ current registration statements.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Fund, however, may voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Fund’s Board of Trustees reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Index

A brief description of the Underlying Index on which the Fund is based and the equity markets in which the Fund invests is provided below.

The Russell Index Generally

Component Selection Criteria. The starting universe for the Russell 3000 Index, all U.S. exchange and NASDAQ listed companies, is ranked by decreasing total market capitalization. The Russell 2000 Index and the Russell 1000 Index are subsets of the Russell 3000 Index. All U.S. incorporated companies listed on a U.S. exchange are considered for inclusion with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Although only one class of security is allowed into the indexes, all common classes are combined to determine total market capitalization and available float. Tracking stocks are considered individually for membership. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks. After component selection, stocks are weighted by their available market capitalization.

Issue Changes. The securities in the Russell Index (sometimes referred to as the “components”) are reconstituted annually after the close on the last Friday in June to reflect changes in the marketplace. Securities that leave the Russell Index between reconstitution dates are not replaced. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity. When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant indices. When acquisitions or mergers take place, the stock’s capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the index. Additions between reconstitution dates are as a result of spin-offs and quarterly Initial Public Offerings.

Index Maintenance. Maintaining the Russell Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant float adjustments due to outstanding share capital changes actions are made month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell Index.

Index Availability. The Russell Index is calculated continuously and is available from major data vendors.

Russell Microcap™ Index

Number of Components: approximately 2,000

Index Description. The Russell Microcap™ Index measures the microcap sector of the U.S. equity market. It is a capitalization-weighted index consisting of the 1,000 smallest companies in the Russell 3000 Index plus the next smallest 1,000 companies in the equity universe as determined by Frank Russell. Currently, the Russell Microcap™ Index includes companies ranking in total market capitalization from approximately $60 million to $550 million, though these amounts may change from time to time. Component companies are adjusted for available float, weighted according to the market value of their available outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares available. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Index represents approximately 3% of the market capitalization of listed U.S. equities.

Investment Limitations

Except as described below, the Board has adopted as fundamental investment policies the investment objective of the Fund. The Fund has adopted its investment objective as a non-fundamental policy. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund’s investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

1.	Concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each the may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.

For purposes of the percentage limitation on the Fund’s investments in illiquid securities, foreign equity securities, though not registered under the Securities Act, are not deemed illiquid with respect to the Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be “readily marketable” if they are traded on an exchange or another organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BGFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index and in ADRs based on securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940

Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 99 Funds within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees an additional 27 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Trustees and Officers

Name (year of birth) Interested Trustees	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee and Officer
Interested Trustees

*Lee T. Kranefuss (1961)	Interested Trustee, Chairman, and President (since June 18, 2003)	Chief Executive Officer of Intermediary Investors and Exchange Traded Products Business of BGI (since 2003) and Chief Executive Officer of the Individual Investor Business of BGI (1997-2003).	Director (since 2003) of iShares, Inc.; Trustee (since 2001) of Barclays Global Investors Funds and Master Investment Portfolio; Trustee (since 2003) of BGI Cayman Prime Money Market Fund; Director (since 2003) of iShares PLC and EETF PLC (Dublin).

*John E. Martinez (1961)	Interested Trustee (since December 5, 2003)	Co-CEO of Global Index and Markets Group of BGI (2001-2003); Chairman of Barclays Global Investors Services (2000-2003); CEO of Capital Markets Group of BGI (1996-2001).	Director (since 2005) of Real Estate Equity Exchange; Director (since 2003) of Larkin Street Youth Services; Director (2000-2002) of Barclays Global Investors UK Holdings.

*	Lee Kranefuss and John Martinez are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA. John E. Martinez is also deemed to be an “interested person” because of his affiliation with Barclays Global Investors Services, an affiliate of BGFA and BGI.

Name (year of birth) Independent Trustees	Position	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee and Officer
Independent Trustees
Richard K. Lyons (1961)	Independent Trustee (since February 15, 2000)	Acting Dean (since 2004) and Sylvan Coleman Professor of Finance (since 1993) University of California, Berkeley: Haas School of Business; Consultant for IMF World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of Master Investment Portfolio and Barclays Global Investors Funds; Director (since 2002) of iShares, Inc.; Trustee and Chairman (since 1995) of Matthews Asian Funds (oversees 6 portfolios).

George G.C. Parker (1939)	Independent Trustee (since February 15, 2000)	Dean Witter Distinguished Professor of Finance (since 1994); Senior Associate Dean for Academic Affairs, Director of MBA Program, Stanford University: Graduate School of Business (1993-2001).	Director (since 2002) of iShares, Inc.; Director (since 1998) of Affinity Group Holdings; Director (since 1985) of Bailard, Biehl and Kaiser, Inc.; Director (since 1978) of California Casualty Group of Insurance Companies; Director (since 1996) of Continental Airlines, Inc.; Director (since 1996) of Community First Financial Group; Director (since 1999) of Tejon Ranch Company; Director (since 2003) of First Republic Bank; Director (since 2000) of Converium Re-Insurance; Director (since 2004) of Threshold Pharmaceuticals.

W. Allen Reed (1947)	Independent Trustee (since January 1, 2002)	President and Chief Executive Officer of General Motors Investment Management Corporation (since 1994); Chief Executive Officer of General Motors Trust Bank (since 2003); Chief Executive Officer of General Motors Trust Company (since 1999).	Director (since 1996) of iShares, Inc.; Director (since 1994) of General Motors Investment Management Corporation; Director and Chairman (since 2003) of General Motors Trust Bank; Director and chairman (since 1999) of General Motors Trust Company; Director (since 2002) of GMAM ARS Fund I; Director (since 1994) of General Motors Acceptance Corporation; Director (since 1994) of GMAC Insurance Holdings, Inc.; Director (since 1995) of Global Emerging Markets Fund; Director (since 2000) of Temple Inland Industries; Member (since 2004) of Board of Executives of New York Stock Exchange; Member (since 1995) of New York State Retirement System Advisory Board; Member (since 2004) of the Auburn University Foundation Fund Investment Committee.

Officer
Michael Latham (1965)	Secretary, Treasurer and Principal Financial Officer (since February 28, 2002)	Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003), Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of Operations, BGI Europe (1997-2000).	None.

The following table sets forth, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust.

NAME OF DIRECTOR	NAME OF INDEX FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Richard K. Lyons	iShares S&P 500 iShares Lehman 1-3 Year Treasury Bond	$10,001- $50,000 Over $100,000	Over $100,000

Lee T. Kranefuss	iShares Lehman 1-3 Year Treasury Bond iShares Russell 3000 iShares GS InvesTop iShares Dow Jones Select Dividend	$50,001-$100,000 Over $100,000 $10,001- $50,000 $10,001- $50,000	Over $100,000
John E. Martinez	iShares MSCI EAFE iShares Russell 1000 iShares Russell 1000 Value iShares S&P 500	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
George G. C. Parker

[iShares Dow Jones U.S. Technology Sector]

[iShares MSCI France]

[iShares MSCI South Korea]

[iShares MSCI Mexico]

[iShares MSCI Singapore]

[iShares MSCI United Kingdom]

[iShares Russell 1000 Value]

[iShares S&P 100 ]

[iShares S&P Global 100]

[iShares S&P MidCap 400/Barra Value]

		[$10,001- $50,000] [$10,001- $50,000] [$10,001- $50,000] [$10,001- $50,000] [$10,001- $50,000] [$10,001- $50,000] [Over $100,000] [$50,001- $100,000] [$10,001- $50,000] [$10,001- $50,000]	[Over $100,000]
W. Allen Reed	None	Not Applicable	Not Applicable

As of December 31, 2004, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (“Independent Trustees”) or their immediate family members owned beneficially or of record any securities of BGFA (the Fund’s investment adviser), SEI (the Fund’s distributor) or any person controlling, controlled by or under control with BGFA or SEI.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit and Nominating Committees of the Board of Trustees. The purposes of the Audit Committee are to assist the Board of Trustees (1) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) in its oversight of the Trust’s financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Trust met four times during the calendar year ended December 31, 2004.

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the Funds’ investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. The Nominating Committee did not meet during calendar year ended December 31, 2004.

[Approval of Investment Advisory Contract.]

Information Received by the Board of Trustees. This information includes comparative fee information, profitability information, performance data, a description of the adviser’s investment philosophy, experience of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Investment Advisory Agreement, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreement as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed the Fund’s contractual unitary fee, as well as fees received from securities lending, affiliated brokerage transactions, if any, and any investments by the Fund in funds advised by BGFA.

The Board also reviewed statistical information regarding the performance and expenses of the Fund. In addition to the expense information for the Fund, the Board reviewed the expense information for a group of funds that BGFA determined was similar to the Fund (“Peer Group”). The Board also reviewed detailed performance information comparing the performance of the Fund to its Underlying Index.

During its review, the Board considered the advisory fees paid by the Fund as well as the total fees paid to BGFA and its affiliates resulting from the Fund. The Board also reviewed information pertaining to the fee structure for the Fund and considered whether the Fund was receiving the benefits of any economies of scale or other efficiencies that accrue from increases in the Fund’s asset levels. The Board specifically noted that breakpoints are already in place for several of the Frank Russell Company Funds, and that the other Funds started with low expense ratios that reflect economies of scale.

The Board received a presentation from BGFA and reviews the broad array of services provided to the Fund beyond investment management services. The Board considered the large and complete product offering managed by BGFA, the high level of retail shareholder support and extensive institutional shareholder support provided by BGFA, and the management of the Fund’s other service providers by BGFA.

Based on the above analysis, and assisted by the advice of independent legal counsel, the Board determined that the Investment Advisory Agreement for the Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following conclusions, based on a consideration of the factors discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Fund was fair and reasonable; (ii) the advisory fees paid by the Fund were, in each case, substantially lower than most funds in its Peer Group; (iii) BGFA remains the leader, both with respect to background and experience, in indexing and exchange traded funds; and (iv) the services provided by BGFA to the Fund remain of a high quality.

Remuneration of Trustees. Effective June 14, 2005, the Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $45,000. Prior to that date, the Trust paid each Independent Trustee and Nathan Most and John Martinez, both Interested Trustees, an annual fee of $32,500. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Independent Trustee for the year ended December 31, 2004.

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
John B. Carroll[1]	$32,500	Not Applicable	Not Applicable	$65,000

Richard K. Lyons	$32,500	Not Applicable	Not Applicable	$91,000	**

George G.C. Parker	$32,500	Not Applicable	Not Applicable	$65,000

W. Allen Reed	$32,500	Not Applicable	Not Applicable	$65,000

*	Includes compensation as Director of iShares, Inc., an investment company with 24 investment portfolios also advised by BGFA.
**	Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 27 portfolios also advised by BGFA and as a Director of the BGI Cayman Prime Money Market Fund, LTD.
***	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
[1]	Served as Trustee through March 1, 2005.

The table below sets forth the compensation paid to each Interested Trustee for the year ended December 31, 2004.

Name of Interested Trustee+	Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued As Part of Trust Expenses***	Estimated Annual Benefits Upon Retirement***	Total Compensation From the Fund and Fund Complex*
Lee T. Kranefuss	$0	**	Not Applicable	Not Applicable	$0

John E. Martinez	$65,000		Not Applicable	Not Applicable	$65,000

Nathan Most[1]	$32,500		Not Applicable	Not Applicable	$65,000

+	Lee Kranefuss, John Martinez and Nathan Most are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds’ investment adviser, and BGI, the parent company of BGFA.
*	Includes compensation as Director of iShares, Inc., an investment company with 24 investment portfolios also advised by BGFA.
**	Garrett Bouton and Lee Kranefuss were not compensated by the Funds due to their employment with BGFA, the Fund’s investment adviser, during the time period reflected in the table.
***	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
[1]	Served as Trustee through December 3, 2004.

Trustees and officers of the Trust collectively owned less than 1% of the Fund’s outstanding shares as of December 1, 2004.

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of the Fund’s average net assets) of [ ]% for the iShares Russell Microcap™ Index Fund.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Trust, but would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Portfolio Managers. Ed Corallo and Patrick O’Connor (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the iShares Russell Microcap™ Index Fund (the “Russell Index Fund”) as of the inception date of the Russell Index Fund. They are also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts in addition to the Russell Index Fund, as indicated in the table below:

Ed Corallo

Types of Accounts	Number	Total Assets
Registered Investment Companies	[60	$76,393,130,652	]
Other Pooled Investment Vehicles	[2	$1,235,585,422	]
Other Accounts	[4	$2,338,308,264	]

Patrick O’Connor

Types of Accounts	Number	Total Assets
Registered Investment Companies	[60	$76,393,130,652	]
Other Pooled Investment Vehicles	[2	$1,235,585,422	]
Other Accounts	[4	$2,338,308,264	]

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Russell Index Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Russell Index Fund, seeking such investment opportunity. As a consequence, from time to time the Russell Index Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Russell Index Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Russell Index Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Manager’s favoring those portfolios or accounts with incentive-based fee arrangements.

As of January 31, 2005, with respect to all iShares Funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. Each Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of January 31, 2005, the Portfolio Managers beneficially owned shares of the Russell Index Fund for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

Ed Corallo

Dollar Range

Names of Funds	None	$10k	$1 to $50k	$10,001 to $100k	$50,001 to $500k	$100,001 to $1m	$500,001 to over $1m
iShares Russell Microcap™ Index	X

Patrick O’Connor

Dollar Range

Names of Funds	None	$10k	$1 to $50k	$10,001 to $100k	$50,001 to $500k	$100,001 to $1m	$500,001 to over $1m
iShares Russell Microcap™ Index	X

Codes of Ethics. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Company (“Investors Bank”) serves as administrator, custodian and transfer agent for the Funds. Investors Bank’s principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for the Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Distributor. SEI Investments Distribution Co. (the “Distributor”) is the distributor of shares of the Trust. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least 60-days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Index Providers. The Fund is based upon a particular index compiled by Frank Russell Company. Frank Russell Company is not affiliated with the Fund or with BGI or its affiliates. BGI has provided to the iShares Funds, the applicable sub-licenses without charge. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Trust’s policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting such transactions. These rules further require that the commissions paid by the Trust for such transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The Trust will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware statutory trust on December 16, 1999. The Trust currently is comprised of over 70 Funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional Funds. Each Fund is currently registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC Acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC

Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name”, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” with respect to the Fund is any day on which the national securities exchange on which the Fund is listed for trading (each a “Listing Exchange”) is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”), which constitutes a substantial replication, or a portfolio sampling representation, of the stocks involved in the Fund’s Underlying Index and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e. a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. Orders to create Creation Unit Aggregations of the Fund cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for Domestic Funds Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through Investors Bank to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the applicable fund. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for Domestic Funds Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 pm, Eastern time, of the third Business Day following the Transmittal Date. In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 2:00 pm, Eastern time, on the third Business Day following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if Investors Bank does not receive both the required Deposit Securities and the Cash Component by 2:00 pm on the third Business Day following the Transmittal Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

An additional charge of up to three (3) times the normal transaction fee (for a total charge of up to four (4) times the normal transaction fee) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. This charge is subject to a limit not to exceed 10/100 of 1% (10 basis points) of the value of one Creation Unit at the time of creation.

Creation Unit Aggregations of Domestic Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with Investors Bank the appropriate amount of federal funds by 2:00 pm, Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or Investors Bank does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with Investors Bank, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 pm, Eastern time, on the third Business Day following the transmittal date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor or BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, Investors Bank or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units of shares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum creation transaction fee for the Fund.

Name of Fund	Standard Creation Transaction Fee*	Maximum Creation Transaction Fee*
iShares Russell Microcap™ Index Fund	$	$

*	If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Redemption of Shares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through Investors Bank and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, through the NSCC for Domestic Funds, and through the Distributor, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fee for the Fund.

Name of Fund	Standard Redemption Transaction Fee*	Maximum Redemption Transaction Fee*
iShares Russell Microcap™ Index Fund	$	$

*	If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged of up to four times the standard creation or redemption transaction fee.

Placement of Redemption Orders for Domestic Funds Using the Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time, on such Transmittal Date, and

(ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders for Domestic Funds Outside the Clearing Process. Orders to redeem Creation Unit Aggregations of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by Investors Bank not later than the Closing Time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 11:00 am, Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Taxes

RIC Qualifications. The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and, net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the company’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer of two or more issuers that are controlled by the Fund (within the meaning of Section 851(c)(2) of the Internal Revenue Code), and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies) or, the securities of one or more qualified publicly traded partnerships.

Taxation of RICs. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Funds Holding Foreign Investments. The Fund may be subject to foreign income taxes withheld from distributions it receives on any foreign securities it holds. It is unlikely that the Fund will be permitted to “pass through” these foreign taxes to its shareholders. Accordingly, the Fund may either take a deduction for the foreign taxes it has paid in computing its investment company taxable income or credit the foreign taxes against its U.S. federal income tax liability, if any.

Federal Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The NAV for the Fund is calculated by deducting all of the Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although the Fund reserves the right to calculate its NAV to more than two decimal places. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the [Listing Exchange] (ordinarily 4:00 p.m., Eastern time) on each day that the [Listing Exchange] is open for trading. The Trust may establish additional times for the computation of the NAV of the Fund in the future in connection with the possible future trading of iShares of the Fund on one or more foreign exchanges.

In calculating the Fund’s NAV, the Fund’s investments are valued primarily on the basis of market prices. In the event that a market price for an investment is not available or is not reliable, the investment will be valued using fair value pricing in accordance with BGI’s pricing policy, as approved by the Board of Trustees. Investments for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange are valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which are obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available are valued at latest quoted bid prices, which are obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Debt securities maturing in 60 days or less and short-term investments, are valued at amortized cost, and shares of investment companies, other than investment companies whose shares are traded on an exchange, are valued at the Fund’s published net asset value per share. Securities held under a repurchase agreement are valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities is determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

Financial Statements

The Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, a registered public accounting firm, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004 is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at 333 Market Street, San Francisco, CA 94105, serves as the independent auditor of the Trust. They audit the Fund’s financial statements and may perform other services.

Other Information

Item 23.	Exhibits:

Exhibit Number	Description

(a)	Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(b)	Amended and Restated By-Laws is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(c)	Not applicable.

(d.1)	Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(d.2)	Schedule A to the Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors, as amended, is filed herewith.

(e.1)	Distribution Agreement between the Trust and SEI Investments Distribution Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(e.2)	Exhibit A to the Distribution Agreement between the Trust and SEI Investments Distribution Company, as amended, is filed herewith.

(f)	Not applicable.

(g.1)	Custodian Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(g.2)	Appendix A to the Custodian Agreement between the Trust and Investors Bank & Trust, as amended, is filed herewith.

(g.3)	Securities Lending Agency Agreement between Barclays Global Investors and the Trust is incorporated herein by reference to exhibit (g.3) of

Post- Effective Amendment No. 21, filed June 27, 2003 (Accession No. 0001193125-03-014224).

(g.4)	Appendix A to Securities Lending Agency Agreement between Barclays Global Investors and the Trust, as amended, is filed herewith.

(g.5)	Delegation Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to exhibit (g.3) of Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(h.1)	Administration Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to the Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(h.2)	Appendix A to the Administration Agreement between the Trust and Investors Bank & Trust, as amended, is filed herewith.

(h.3)	Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to exhibit (h.2) of Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(h.4)	Appendix A to the Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust, as amended, is filed herewith.

(h.5)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares S&P Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(h.6)	Exhibit A to the Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares S&P Funds, as amended, is filed herewith.

(h.7)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Dow Jones Funds is filed herewith.

(h.8)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Russell Funds is filed herewith.

(h.9)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares MSCI EAFE Index Fund is incorporated herein by reference to Post-Effective Amendment No. 10, filed June 1, 2001 (Accession No. 00001021408-01-501621).

(h.10)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Nasdaq Biotechnology Index Fund is incorporated herein by reference to Post-Effective Amendment No. 13, filed July 31, 2001 (Accession No. 00001021408-01-504274).

(h.11)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Goldman Sachs Funds is filed herewith.

(h.12)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Lehman Brothers 1-3 year Treasury Index Fund, iShares Lehman Brothers 7-10 year Treasury Index Fund, iShares Lehman Brothers 20+ year Treasury Index Fund, iShares Lehman Brothers Treasury Index Fund, iShares Lehman Brothers Government/Credit Index Fund and iShares U.S. Credit Index Fund is incorporated herein by reference to Post-Effective Amendment No. 16, filed July 31, 2002 (Accession No. 0000898430-02-002728).

(h.13)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares GS $ InvesTop Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 16, filed July 31, 2002 (Accession No. 0000898430-02-002728).

(h.14)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares S&P ADR International Index Fund and KLD Nasdaq Social Index Fund to be filed by amendment.

(h.15)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Cohen & Steers Realty Majors Index Fund is filed herewith.

(h.16)	Sublicense Agreements between Barclays Global Investors, N.A. and the Trust for iShares Lehman U.S. Treasury Inflation Protected Securities Fund to be filed by amendment.

(h.17)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Dow Jones Transportation Average Index Fund and iShares Dow Jones Select Dividend Index Fund is filed herewith.

(h.18)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund to be filed by amendment.

(h.19)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares NYSE 100 Index Fund and iShares NYSE Composite Index Fund is filed herewith.

(h.20)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares FTSE/Xinhua China 25 Index Fund is filed herewith.

(h.21)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Morningstar Funds is filed herewith.

(h.22)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares KLD Select Social Index Fund is filed herewith.

(i)	Legal Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 34, filed November 29, 2004 (Accession No. 0001193125-04-204508).

(j)	Not applicable.

(k)	Not applicable.

(l.1)	Subscription Agreement between the Trust and SEI Investments Distribution Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(l.2)	Letter of Representations between the Trust and Depository Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (Accession No. 0000950130-00-002860).

(1.3)	Amendment of Letter of Representations between the Trust and Depository Trust Company for iShares S&P Global 100 Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p.1)	iShares Trust Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 21, filed June 27, 2003 (Accession No. 0001193125-03-014224).

(p.2)	Barclays Global Investors, N.A. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 21, filed June 27, 2003 (Accession No. 0001193125-03-014224).

(p.3)	Code of Ethics for SEI Investments Company is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 23 to the Registration Statement of Bishop Street Funds (SEC Nos. 33-80514 and 811-8572), filed April 29, 2005 (Accession No. 0000893220-05-000981).

(q.1)	Power of Attorney dated February 28, 2002 for Richard K. Lyons, George G. C. Parker and W. Allen Reed is incorporated herein by reference to Post-Effective Amendment No. 15, filed March 29, 2002 (Accession No. 0001021408-02-004491).

(q.2)	Power of Attorney dated December 22, 2003 for John E. Martinez is incorporated herein by reference to Post-Effective Amendment No. 31, filed June 28, 2004 (Accession No. 0001193125-04-110471).

(q.3)	Power of Attorney dated July 19, 2004 for Lee T. Kranefuss is incorporated herein by reference to Post-Effective Amendment No. 33, filed July 28, 2004 (Accession No. 0001193125-04-126246).

Item 24.	Persons Controlled By or Under Common Control with Registrant:

N/A

Item 25.	Indemnification:

The Trust is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust, (the “Declaration of Trust”), that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “Act”), and the Investment Company Act of 1940, as amended. The Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses incurred or paid in connection with any claim, action, suit, or proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders that was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; and

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith that the officers and trustees believed were in or not opposed to the best interests of the Trust.

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Trust pursuant to foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for Fund expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. (a)	Business and Other Connections of the Investment Adviser:

The Trust is advised by Barclays Global Fund Advisors (“BGFA”), a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), 45 Fremont Street, San Francisco, CA 94105. BGFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position	Principal Business(es) During the Last Two Fiscal Years

Blake Grossman Chairman	Director and Chairman of the Board of Directors of BGFA and Chief Executive Officer and Director of BGI 45 Fremont Street, San Francisco, CA 94105

Frank Ryan Officer	Chief Financial Officer of BGFA and Chief Financial Officer and Cashier of BGI 45 Fremont Street, San Francisco, CA 94105

Richard Ricci Director	Director and Chief Operating Officer of BGFA and BGI 45 Fremont Street, San Francisco, CA 94105

Item 27.	Principal Underwriters:

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Index Funds	July 10, 1985
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
HighMark Funds	February 15, 1997
Oak Associates Funds	February 27, 1998
The Nevis Fund, Inc.	June 29, 1998
CNI Charter Funds	April 1, 1999
Amerindo Funds Inc.	July 13, 1999
iShares Inc.	January 28, 2000
JohnsonFamily Funds, Inc.	November 1, 2000
The MDL Funds	January 24, 2001
Causeway Capital Management Trust	September 20, 2001
The Japan Fund, Inc.	October 7, 2002
TT International U.S.A. Master Trust	October 6, 2003
TT International U.S.A. Feeder Trust	October 6, 2003
AHA Investment Funds, Inc.	April 11, 2005

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Carl A. Guarino	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin Barr	President & Chief Executive Officer	—
Maxine Chou	Chief Financial Officer & Treasurer	—
Mark Greco	Chief Operations Officer	—
John Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
Robert Silvestri	Vice President	—
John Coary	Vice President	—
Michael Farrell	Vice President	—
Joanne Nelson	Vice President	—
Maria Rinehart	Vice President	—
Al DelPizzo	Vice President	—

Item 28.	Location of Accounts and Records:

(a) The Fund maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, the “Records”) at the offices of Investors Bank & Trust, 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as advisor at 45 Fremont Street, San Francisco, CA, 94105.

(c) SEI Investments Distribution Company maintains all Records relating to its services as distributor at 1 Freedom Valley Drive, Oaks, PA 19456.

(d) IBT maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

Item 29.	Management Services:

Not applicable.

Item 30.	Undertaking:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant duly caused this Post-Effective Amendment No. 37 to the Registration Statement No. 333-92935 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on the 6th day of June, 2005.

By:
Lee T. Kranefuss* President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 37 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

By:
Lee T. Kranefuss* Trustee and President June 6, 2005

Richard K. Lyons* Trustee Date: June 6, 2005

John E. Martinez* Trustee Date: June 6, 2005

George G. C. Parker* Trustee Date: June 6, 2005

W. Allen Reed* Trustee Date: June 6, 2005

/s/ Michael Latham
Michael Latham Treasurer Date: June 6, 2005

*By:	/s/ Michael Latham
Michael Latham Attorney in fact Date: June 6, 2005

Power of Attorney dated February 28, 2002 for Richard K. Lyons, George G. C. Parker and W. Allen Reed is incorporated herein by reference to Post-Effective Amendment No. 15, filed March 29, 2002. Power of Attorney dated December 22, 2003 for John E. Martinez is incorporated herein by reference to Post-Effective Amendment No. 31, filed June 28, 2004. Power of Attorney dated July 19, 2004 for Lee T. Kranefuss is incorporated herein by reference to Post-Effective Amendment No. 33, filed July 28, 2004.

Exhibit Index

(d.2)	Schedule A to the Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors, as amended.

(e.2)	Exhibit A to the Distribution Agreement between the Trust and SEI Investments Distribution Company, as amended.

(g.2)	Appendix A to the Custodian Agreement between the Trust and Investors Bank & Trust, as amended.

(g.4)	Appendix A to Securities Lending Agency Agreement between Barclays Global Investors and the Trust.

(h.2)	Appendix A to the Administration Agreement between the Trust and Investors Bank & Trust, as amended.

(h.4)	Appendix A to the Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust, as amended.

(h.6)	Exhibit A to the Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares S&P Funds, as amended, is filed herewith.

(h.7)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Dow Jones Funds.

(h.8)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Russell Funds.

(h.11)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Goldman Sachs Funds.

(h.15)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Cohen & Steers Realty Majors Index Fund.

(h.17)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Dow Jones Transportation Average Index Fund and iShares Dow Jones Select Dividend Index Fund.

(h.19)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares NYSE 100 Index Fund and iShares NYSE Composite Index Fund.

(h.20)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares FTSE/Xinhua China 25 Index Fund.

(h.21)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Morningstar Funds.

(h.22)	Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares KLD Select Social Index Fund.